Exhibit 99.1

NMS Communications Announces Completion of Independent Investigation into Q2 2005 Accounting Error

    FRAMINGHAM, Mass.--(BUSINESS WIRE)--Nov. 8, 2005--NMS Communications (NASDAQ: NMSS), a leading provider of communications technologies and solutions for enhanced services and efficient networks, today announced the completion of the independent investigation into an accounting error in the Q2 2005 results. The Company plans to issue a separate release later today announcing financial results for the third quarter ended September 30, 2005.
    The investigation did not identify any additional material accounting errors. The impact of the previously announced error in revenue recognition is a reduction in revenue of $502,000 and operating profit and net income of $252,000 in the second quarter ended June 30, 2005. As a result of this change, the Company recorded revenue of $422,000 and earnings of $210,000 on the revenue transaction in the third quarter ended September 30, 2005. The Company expects to record the remaining revenue associated with the accounting error in the fourth quarter ended December 31, 2005. All financial results included in this press release reflect the correction of the previously identified accounting error.
    Additionally, the Company expects to make timely filings of its Q3 2005 10-Q and restated Q2 2005 10-Q/A on November 9, 2005 and include a description of the material weakness in our internal controls over financial reporting in its Item 4 disclosures, as follows.

    Item 4. Controls and Procedures

    A. Evaluation of Disclosure Controls and Procedures

    We maintain disclosure controls and procedures that are designed to ensure that the information required to be disclosed in the reports we file or submit under the Securities Exchange Act of 1934, as amended ,is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required financial disclosures.
    As of the end of the period covered by this report, we performed an evaluation, under the supervision of the Chief Executive Officer and the Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Exchange Act Rule 13a-15(e). Based upon, and as of the date of the end of the period covered by this report, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were ineffective because of the material weakness in our internal control over financial reporting described below. Notwithstanding the existence of this material weakness, our management believes, including our Chief Executive Officer and Chief Financial Officer that the consolidated financial statements included in this report fairly present in all material respects our financial condition, results of operations and cash flows for the periods presented.

    B. Changes in Internal Control over Financial Reporting

    Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-5(f) under the Exchange Act. Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Because of its inherent limitations, internal control over financial reporting may not prevent or detect material misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with policies and procedures may deteriorate.
    A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. As of the end of the period covered by this report, we identified the following material weakness in our internal control over financial reporting: we did not maintain effective controls over the accuracy of our recognition of product revenues and the associated deferred revenue account. Due to changes in personnel and their responsibilities within our sales and finance functions during the second quarter of 2005, modifications to contract terms were not properly reviewed and therefore evaluated for their effect on revenue recognition. This control deficiency resulted in the restatement of our consolidated financial statements for the quarter ended June 30, 2005. Additionally, this control deficiency could result in a misstatement of product revenues and deferred product revenue accounts that would result in a material misstatement to the annual or interim consolidated financial statements that would not be prevented or detected. Accordingly, we have concluded that this control deficiency constitutes a material weakness.
    The Company is in the process of designing and implementing improvements in its internal control over financial reporting to address the material weakness described above. These actions include providing supplemental revenue recognition training to all relevant personnel, the hiring of additional accounting resources, changing the reporting responsibilities within the accounting group and streamlining the process of gathering relevant sales and accounting documents and information as they relate to revenue transactions.
    Other than as described above, there were no changes in our internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f), that occurred during the quarter ended September 30, 2005 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.
    Statements in this document expressing the beliefs and expectations of management regarding future performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, uncertainty in communications spending, the implementation of the Company's strategic repositioning and market acceptance of the Company's new solutions strategy, quarterly fluctuations in financial results, the Company's ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from the Company's contract manufacturer and product component vendors and other risks. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2004. In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change. Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

    About NMS Communications

    NMS Communications (NASDAQ:NMSS) is a leading provider of technologies and solutions for mobile applications and infrastructure. NMS develops products that enable new mobile voice, data and video applications and improve the performance and quality of wireless networks, helping our customers grow their revenues and profits. Visit www.nmscommunications.com for more information.
    NMS Communications is a trademark of NMS Communications Corporation. All other product or corporate references may be trademarks or registered trademarks of their respective companies.


    CONTACT: For media and industry analysts:
             Pam Kukla
             NMS Communications
             508-271-1611
             Pam_Kukla@nmss.com
                 or
             For financial analysts:
             Herb Shumway, CFO
             NMS Communications
             508-271-1481
             Herb_Shumway@nmss.com